BARRETT OPPORTUNITY FUND Retail Class: SAOPX

Summary Prospectus	April 29, 2024

Before you invest, you may want to review the Barrett Opportunity Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated April 29, 2024, along with the Fund’s most recent annual report dated December 31, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to achieve above average long term capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class
		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses(1)		0.61%
Shareholder service fee(2)	0.25%
All other expenses	0.36%
Total Annual Fund Operating Expenses		1.26%
Fee Waivers and/or Expense Reimbursements(3)		(0.27)%
Total Annual Fund Operations Expenses
After Fee Waivers and/or Expense Reimbursements(3)		0.99%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s Retail Class may pay a fee at an annual rate of up to 0.25% of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2025, to waive the investment advisory and/or administration fees and/or reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

BARRETT OPPORTUNITY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$373	$666	$1,499

Your expenses would be the same if you did not redeem your shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. The Fund is the successor to the Barrett Opportunity Fund, Inc., (the “Predecessor Fund”), an unaffiliated registered investment company. Effective December 31, 2023, the Fund changed its fiscal year end from August 31st to December 31st. For the fiscal period ended December 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests primarily in common stocks.

●	While the Adviser evaluates companies of all sizes, the Fund intends to invest primarily in companies with medium market capitalizations ($2 billion to $15 billion) and large market capitalizations (greater than $15 billion).

●	The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

●	The Adviser seeks to identify those companies whose securities are undervalued based on the Adviser’s judgment of the company’s sustainable earnings growth. The Adviser employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

●	In selecting individual companies for investment, the Adviser considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

○	Changes in management, policies, corporate control or capitalization;

○	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services;

○	The effect of recent and anticipated capital expenditures; and

○	The effect of social, economic, political, legal and international developments.

●	The Fund may invest without limit in securities of issuers located in the United States, as well as other securities that are publicly traded in the United States, including sponsored American Depositary Receipts.

●	The Adviser emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk.

●	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

BARRETT OPPORTUNITY FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

●	Issuer Risk: The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to events such as (but not limited to) disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small- and medium-capitalization companies have generally gone up or down more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established than large capitalization companies, although even large capitalization companies may fall out of favor with investors.

●	Medium-Sized Company Risk: The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly traded than larger, more established companies. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Large Capitalization Company Risk: Historically, the prices of securities of small- and medium-capitalization companies have generally fluctuated more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established, however, large capitalization companies may fall out of favor with investors.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

●	Net Unrealized Appreciation Risk: The Fund has a substantial amount of net unrealized appreciation. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). Under normal market conditions, the Adviser currently expects, but does not guarantee, that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year. This expectation may change over the course of the year for a variety of reasons including, but not limited to, individual holdings, market events and changes in tax laws. See “Dividends, Distributions and Taxes.”

BARRETT OPPORTUNITY FUND

●	Non-diversification Risk: The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

●	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

●	ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

●	Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Bar Chart and Performance Tables

On November 20, 2023, the Fund acquired all the assets and liabilities of the Barrett Opportunity Fund, Inc., (the “Predecessor Fund”), an unaffiliated registered investment company. The Predecessor Fund was advised by Barrett Asset Management, LLC. Performance results shown in the bar chart and the performance table below for periods prior to November 20, 2023 reflect the performance of the Predecessor Fund.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one-, five- and ten-years (including performance of the Predecessor Fund, as described above), compared with those of an unmanaged index of securities. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available on www.sbhfunds.com or call toll free (800) 392-2673.

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 16.98%	Lowest Quarterly Return: 3/31/2020 (24.44)%

BARRETT OPPORTUNITY FUND

Average Annual Total Returns (for the Periods Ended December 31, 2023)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Barrett Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	17.72%	12.03%	8.83%
Return After Taxes on Distributions	11.27%	8.75%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	14.67%	9.23%	6.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Management

Investment Adviser

Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”).

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
E. Wells Beck, CFA Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 20, 2023*
Amy Kong, CFA Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 20, 2023*

*	E. Wells Beck, CFA, has served as a portfolio manager of the Predecessor Fund since April 2010. Amy Kong, CFA, has served as a portfolio manager of the Predecessor Fund since April 2021.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $25, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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